One Year Period
Initial Purchase Date: 12/31/2000
Valuation Date:        12/31/2001

                                                                                                                           T. Rowe
                                                                                  T. Rowe Price   T. Rowe    T. Rowe       Price
                                                    T. Rowe Price  T. Rowe Price  Pers. Strategy  Price Eq.  Price Inter-  Mid-Cap
Date       Transaction Description         Amount   Prime Reserve  Ltd-Term Bond  Balanced        Income     national      Growth

12/31/2000 Initial Purchase Payment        1,000.00   1,000.00       1,000.00      1,000.00       1,000.00    1,000.00     1,000.00
12/31/2001 Contract Maintenance Charge*       (3.00)  1,026.89       1,071.09        962.60       1,001.07      765.32
12/31/2001 Contract Maintenance Charge**      (1.76)                                                                        977.22

12/31/2001 Contingent Deferred Sales Charge  (50.00)    976.89       1,021.09        912.60         951.07      715.32      927.22
12/31/2001 Ending Redeemable Value              -       976.89       1,021.09        912.60         951.07      715.32      927.22

                                                    Janus Aspen    Janus Aspen    Janus Aspen     Janus Aspen   Janus Aspen
Date       Transaction Description         Amount   Balanced       Growth         Aggr. Growth    Cap. Appr.    Worldwide
12/31/2000 Initial Purchase Payment        1,000.00   1,000.00       1,000.00      1,000.00       1,000.00    1,000.00
12/31/2001 Contract Maintenance Charge        (3.00)    940.29         741.47        596.00         771.65      764.32
12/31/2001 Contract Maintenance Charge        (1.76)
12/31/2001 Contingent Deferred Sales Charge  (50.00)    890.29         691.47        546.00         721.65      714.32
12/31/2001 Ending Redeemable Value              -       890.29         691.47        546.00         721.65      714.32

                                                                                                  Vanguard                 Vanguard
                                                    Vanguard High  Vanguard       Vanguard        Small Co.  Vanguard      Equity
Date       Transaction Description         Amount   Yield Bond     Balanced       Mid-Cap Index   Growth     REIT Index    Index
12/31/2000 Initial Purchase Payment        1,000.00   1,000.00       1,000.00      1,000.00       1,000.00    1,000.00     1,000.00
12/31/2001 Contract Maintenance Charge        (1.76)  1,018.42       1,030.08        981.07       1,041.54    1,106.26       867.73
12/31/2001 Contingent Deferred Sales Charge  (50.00)    968.42         980.08        931.07         991.54    1,056.26       817.73
12/31/2001 Ending Redeemable Value              -       968.42         980.08        931.07         991.54    1,056.26       817.73

* One year returns for sub-accounts that the contract was invested in during the year 2001 are based on the historical performance of the contract's sub-account and the contract maintenance charge is allocated equally among the ten sub-accounts.

"* For those sub-accounts that were not available for investment during the periods stated and for sub-accounts that will be made available for investment in connection with the contract as of May 1, 2002, performance data is calculated based on the historical performance of the portfolios, modified to reflect the charges and expenses of the contract as if the contract had invested in the portfolios for the periods stated. Therefore, in the aforementioned instances the contract maintenance charge is allocated equally among the seventeen sub-accounts.

Five Year Period (or Since Inception)
Initial Purchase Date: Various
Valuation Date:        12/31/01
                                                                                                                           T. Rowe
                                                                                  T. Rowe Price   T. Rowe    T. Rowe       Price
                                                    T. Rowe Price  T. Rowe Price  Pers. Strategy  Price Eq.  Price Inter-  Mid-Cap
Date       Transaction Description         Amount   Prime Reserve  Ltd-Term Bond  Balanced        Income     national      Growth
12/31/1996 Initial Purchase Payment        1,000.00   1,000.00       1,000.00      1,000.00       1,000.00    1,000.00     1,000.00
12/31/1997 Contract Maintenance Charge        (1.76)  1,036.90       1,050.24      1,070.49       1,093.32      989.77     1,122.76
12/31/1998 Contract Maintenance Charge        (1.76)  1,075.22       1,103.09      1,146.08       1,195.51      979.62     1,260.82
12/31/1999 Contract Maintenance Charge        (1.76)  1,115.03       1,158.68      1,227.13       1,307.42      969.55     1,416.06
12/31/2000 Contract Maintenance Charge        (1.76)  1,156.49       1,217.34      1,314.29       1,430.32      959.56     1,591.15
12/31/2001 Contract Maintenance Charge        (1.76)  1,199.44       1,278.88      1,407.49       1,564.56      949.66     1,787.53
12/31/2001 Contingent Deferred Sales Charge  (10.00)  1,189.44       1,268.88      1,397.49       1,554.56      939.66     1,777.53
12/31/2001 Ending Redeemable Value              -     1,189.44       1,268.88      1,397.49       1,554.56      939.66     1,777.53


                                                    Janus Aspen    Janus Aspen    Janus Aspen     Janus Aspen   Janus Aspen
Date       Transaction Description         Amount   Balanced       Growth         Aggr. Growth    Cap. Appr.    Worldwide
12/31/1996 Initial Purchase Payment        1,000.00   1,000.00       1,000.00      1,000.00                   1,000.00
05/01/1997 Initial Purchase Payment        1,000.00                                               1,000.00
12/31/1997 Contract Maintenance Charge        (1.76)  1,125.93       1,075.73      1,056.26                   1,096.18
05/01/1998 Contract Maintenance Charge        (1.76)                                              1,161.50
12/31/1998 Contract Maintenance Charge        (1.76)  1,267.93       1,157.33      1,115.79                   1,201.79
05/01/1999 Contract Maintenance Charge        (1.76)                                              1,349.36
12/31/1999 Contract Maintenance Charge        (1.76)  1,428.07       1,245.25      1,178.78                   1,317.74
05/01/2000 Contract Maintenance Charge        (1.76)                                              1,568.55
12/31/2000 Contract Maintenance Charge        (1.76)  1,609.19       1,340.26      1,245.61                   1,445.42
05/01/2001 Contract Maintenance Charge        (1.76)                                              1,822.87
12/31/2001 Contract Maintenance Charge        (1.76)  1,812.90       1,442.36      1,316.13       2,015.03    1,585.23
12/31/2001 Contingent Deferred Sales Charge  (10.00)  1,802.90       1,432.36      1,306.13                   1,575.23
12/31/2001 Contingent Deferred Sales Charge  (20.00)                                              1,995.03
12/31/2001 Ending Redeemable Value              -     1,802.90       1,432.36      1,306.13       1,995.03    1,575.23

                                                                                                  Vanguard                 Vanguard
                                                    Vanguard High  Vanguard       Vanguard        Small Co.  Vanguard      Equity
Date       Transaction Description         Amount   Yield Bond     Balanced       Mid-Cap Index   Growth     REIT Index    Index
12/31/1996 Initial Purchase Payment        1,000.00   1,000.00       1,000.00                     1,000.00                 1,000.00
12/31/1997 Contract Maintenance Charge        (1.76)  1,025.34       1,091.54                     1,176.62                 1,091.74
02/09/2000
12/31/1998 Contract Maintenance Charge        (1.76)  1,051.36       1,191.62                     1,384.74                 1,192.05
02/09/1999 Initial Purchase Payment        1,000.00                                1,000.00                   1,000.00
12/31/1999 Contract Maintenance Charge        (1.76)  1,078.09       1,301.04                     1,629.98                 1,301.75
02/09/2000 Contract Maintenance Charge        (1.76)                               1,126.22                   1,103.79
12/31/2000 Contract Maintenance Charge        (1.76)  1,105.62       1,421.02                     1,919.84                 1,422.05
02/09/2001 Contract Maintenance Charge        (1.76)                               1,269.02                   1,218.88
12/31/2001 Contract Maintenance Charge        (1.76)  1,133.82       1,551.84      1,410.91       2,260.54    1,331.04     1,553.25
12/31/2001 Contingent Deferred Sales Charge  (10.00)  1,123.82       1,541.84                     2,250.54                 1,543.25
12/31/2001 Contingent Deferred Sales Charge  (40.00)                               1,370.91                   1,291.04
12/31/2001 Ending Redeemable Value              -     1,123.82       1,541.84      1,370.91       2,250.54    1,291.04     1,543.25

Ten Year Period (or Since Inception)
Initial Purchase Date: Various
Valuation Date:        12/31/01

                                                                            T. Rowe Price       T. Rowe         T. Rowe
                                                        T. Rowe Price       Pers. Strategy      Price Eq.       Price Inter-
Date       Transaction Description         Amount       Ltd-Term Bond       Balanced            Income          national
12/31/1991 Initial Purchase Payment        1,000.000
12/31/1992 Contract Maintenance Charge        (1.765)
12/31/1993 Contract Maintenance Charge        (1.765)
03/31/1994 Initial Purchase Payment        1,000.000                                             1,000.000       1,000.000
05/13/1994 Initial Purchase Payment        1,000.000    1,000.000
12/30/1994 Initial Purchase Payment        1,000.000                        1,000.000
12/31/1994 Contract Maintenance Charge        (1.765)   1,031.637           1,000.278           1,097.872       1,018.206
12/31/1995 Contract Maintenance Charge        (1.765)   1,081.629           1,105.186           1,240.788       1,041.087
12/31/1996 Contract Maintenance Charge        (1.765)   1,134.284           1,221.622           1,403.037       1,064.592
12/31/1997 Contract Maintenance Charge        (1.765)   1,189.431           1,350.136           1,586.216       1,088.596
12/31/1998 Contract Maintenance Charge        (1.765)   1,247.347           1,492.355           1,793.563       1,113.183
12/31/1999 Contract Maintenance Charge        (1.765)   1,308.173           1,649.741           2,028.268       1,138.365
12/31/2000 Contract Maintenance Charge        (1.765)   1,372.238           1,824.418           2,294.720       1,164.235
12/31/2001 Contract Maintenance Charge        (1.765)   1,437.575           2,017.217           2,593.787       1,188.894
12/31/2001 Contingent Deferred Sales Charge     -       1,437.575           2,017.217           2,593.787       1,188.894
12/31/2001 Ending Redeemable Value              -       1,437.575           2,017.217           2,593.787       1,188.894

                                                        Janus Aspen         Janus Aspen         Janus Aspen     Janus Aspen
Date       Transaction Description         Amount       Balanced            Growth              Aggr. Growth    Worldwide
12/31/1991 Initial Purchase Payment        1,000.00
12/31/1992 Contract Maintenance Charge        (1.76)
09/01/1993 Initial Purchase Payment        1,000.00     1,000.00            1,000.00            1,000.00        1,000.00
12/31/1993 Contract Maintenance Charge        (1.76)    1,041.19            1,033.64            1,035.72        1,045.52
12/31/1994 Contract Maintenance Charge        (1.76)    1,174.15            1,140.31            1,149.57        1,193.91
12/31/1995 Contract Maintenance Charge        (1.76)    1,324.33            1,258.18            1,276.13        1,363.63
12/31/1996 Contract Maintenance Charge        (1.76)    1,494.45            1,388.80            1,417.23        1,558.31
12/31/1997 Contract Maintenance Charge        (1.76)    1,686.10            1,532.75            1,573.69        1,780.39
12/31/1998 Contract Maintenance Charge        (1.76)    1,902.56            1,691.81            1,747.61        2,034.38
12/31/1999 Contract Maintenance Charge        (1.76)    2,147.05            1,867.57            1,940.97        2,324.87
12/31/2000 Contract Maintenance Charge        (1.76)    2,424.00            2,062.34            2,156.54        2,658.09
12/31/2001 Contract Maintenance Charge        (1.76)    2,734.23            2,275.23            2,393.80        3,036.45
12/31/2001 Contingent Deferred Sales Charge     -       2,734.23            2,275.23            2,393.80        3,036.45
12/31/2001 Ending Redeemable Value              -       2,734.23            2,275.23            2,393.80        3,036.45



                                                        Vanguard High                           Vanguard Small  Vanguard
Date       Transaction Description         Amount       Yield Bond          Vanguard Balanced   Company Growth  Equity Index
12/31/1991 Initial Purchase Payment        1,000.00                         1,000.00                            1,000.00
12/31/1992 Contract Maintenance Charge        (1.76)                        1,104.20                            1,113.31
12/31/1993 Contract Maintenance Charge        (1.76)                        1,219.10                            1,239.30
12/31/1994 Contract Maintenance Charge        (1.76)                        1,346.14                            1,379.74
12/31/1995 Contract Maintenance Charge        (1.76)                        1,486.60                            1,536.29
06/03/1996 Initial Purchase Payment        1,000.00     1,000.00                                1,000.00
12/31/1996 Contract Maintenance Charge        (1.76)    1,022.28            1,642.36            1,085.18        1,711.32
12/31/1997 Contract Maintenance Charge        (1.76)    1,060.21            1,814.12            1,248.11        1,905.93
12/31/1998 Contract Maintenance Charge        (1.76)    1,099.60            2,004.02            1,435.78        2,122.86
12/31/1999 Contract Maintenance Charge        (1.76)    1,140.53            2,214.00            1,651.96        2,364.69
12/31/2000 Contract Maintenance Charge        (1.76)    1,183.17            2,446.83            1,901.71        2,635.05
12/31/2001 Contract Maintenance Charge        (1.76)    1,225.58            2,703.58            2,186.90        2,935.65
12/31/2001 Contingent Deferred Sales Charge  (10.00)    1,215.58                                2,176.90
12/31/2001 Ending Redeemable Value              -       1,215.58            2,703.58            2,176.90        2,935.65